UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 6, 2005

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

__________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 6, 2005, Registrant issued award agreements containing the terms and conditions of awards of restricted stock units made on January 20, 2005 pursuant to Registrant's Long-Term Incentive Plan. The form of award agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Form of award agreement for award of restricted stock units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: April 11, 2005

EXHIBIT INDEX

10.1 Form of award agreement for award of restricted stock units.

EXHIBIT 10.1

JPMorgan Chase & Co.

Long-Term Incentive Plan Award Agreement

Subject to acceptance of this Award Agreement including its Terms and Conditions (which form a part of this Award Agreement), JPMorgan Chase & Co. ("JPMorgan Chase") grants to you, as a matter of separate inducement and not in lieu of salary or other compensation for services, the following award pursuant to the JPMorgan Chase 1996 Long-Term Incentive Plan ("Plan"). Except as otherwise specified in the attached Terms and Conditions or herein, vesting of the award is conditioned upon you being continuously employed by JPMorgan Chase or a subsidiary from the Grant Date to each relevant vesting date.

Restricted Stock Units

Subject to acceptance of this Award Agreement including its Terms and Conditions, you are awarded the following Restricted Stock Units. Each Unit is the equivalent of one share of Common Stock and will be distributed following the relevant vesting date, in the form of Common Stock.
Grant Date:	January 20, 2005	These Units will vest as follows:
Units Awarded:		Units	Vesting Dates
January 25, 2007 January 25, 2008

You acknowledge that you have received this Award Agreement, the attached Terms and Conditions and Prospectus applicable to this award. You further certify that you have read such materials and you:

  Agree to accept and be bound by this Award Agreement including the Terms and Conditions effective as of the Grant Date. To accept this Award Agreement no further action is required. If you have not declined this award by the deadline date below, you will have accepted this Award Agreement; OR

  Decline this Award Agreement. To decline you must click on the "Decline Award" button by the deadline date below. If the award is declined, it will be cancelled effective as of the Grant Date.

DEADLINE DATE: April 29, 2005

JPMorgan Chase & Co.
/s/ John J. Farrell

Grantee:

Date:

JPMORGAN CHASE & CO. 1996 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF JANUARY 20, 2005

RESTRICTED STOCK UNIT AWARD

Award Agreement

These terms and conditions are made part of the Award Agreement dated as of January 20, 2005 ("Grant Date") awarding restricted stock units pursuant to the terms of the JPMorgan Chase & Co. 1996 Long-Term Incentive Plan ("Plan"). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern.

The grant of this award is contingent upon your acceptance of this Award Agreement. Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have accepted this award and be bound by these terms and conditions, effective as of the Grant Date. If you decline the award, it will not become effective and will be cancelled as of the Grant Date.

Capitalized terms that are not defined in the Award Agreement will have the same meaning as set forth in the Plan.

JPMorgan Chase & Co. will be referred to throughout the Award Agreement as "JPMorgan Chase," and together with its subsidiaries as the "Firm."

Form and Purpose of Award

Each restricted stock unit represents a non-transferable right to receive one share of Common Stock following the applicable vesting date.

The purpose of this award is to motivate your future performance and to align your interests with those of the Firm and its shareholders.

Dividend Equivalents

If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding to you.

Vesting Dates/ Vesting Periods

This award will vest according to the schedule on your Award Agreement, provided that you are continuously employed by the Firm through the relevant vesting date or you meet the requirements for continued vesting described below. The period from the Grant Date to each vesting date will be a separate "vesting period."

Termination of Employment

Except as explicitly set forth below, any restricted stock units outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.

Subject to "Your Obligations" and the other requirements below, you will be eligible to continue to vest in your outstanding restricted stock units following the termination of your employment if one of the following circumstances applies to you:

  Job Elimination: The Director Human Resources of the Firm in his sole discretion determines that the Firm terminated your employment because your job was eliminated.

  Retirement:

    Your employment terminates for reasons other than "Cause" after you reach age 55 and complete at least 15 years of Cumulative Service of which at least the five years immediately preceding termination of employment are continuous, and

    Throughout the relevant vesting period, you do not perform services (including self-employment) for
        -   a Competitor of the Firm in any capacity, or
        -   a non-competitor in a role within your profession; provided that you may work for a government, education or not-for-profit organization.

            You must notify JPMorgan Chase in writing if you perform services during the vesting periods that do not meet the foregoing criteria.

In the event that you meet the requirements for both job elimination and retirement as described above, you will be accorded job elimination treatment for purposes of your award.

The definitions of Cause, Cumulative Service and Competitor are found on page 4.

    Career Retirement ("Rule of 45"):

    you leave the Firm voluntarily, have completed at least five years of continuous service immediately preceding your termination date, and the sum of your age and Cumulative Service on the date of termination equals or exceeds 45, and for the remainder of the relevant vesting period, you remain unemployed or work for a government, education or not-for-profit organization. (Self employment is considered employment.)

            You must notify JPMorgan Chase in writing if you perform services for any party or if you are self-employed during the vesting periods.

Release/Certification

In order to qualify for continued vesting after termination of your employment under any of the foregoing circumstances,

  upon the termination of your employment you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify, and you must certify prior to each vesting date on the authorized form of the Firm that you have complied with the employment restrictions applicable to you throughout the vesting period and otherwise complied with the terms of the Award Agreement. (See "Your Obligations".)

If JPMorgan Chase in its sole discretion determines that you are not in compliance with any of the foregoing employment restrictions applicable to you or if you fail to return the required forms within the specified deadline, your outstanding restricted stock units will be cancelled. If the Firm discovers after shares have been distributed to you that you were not in compliance with such restrictions at any time during applicable vesting period, you will be required to repay the Fair Market Value of any shares distributed to you (determined on the relevant vesting date) for the vesting period in which you were not in compliance, in the form of cash or shares of Common Stock.

Death or Disability

If you die while you are eligible to vest in your outstanding units, the units will be distributed in shares of Common Stock to your designated beneficiary on file with the Human Resources Department, or if no beneficiary has been designated or survives you, then to your estate. In the event your employment terminates as a result of your permanent and total disability as defined in the JPMorgan Chase & Co. Long Term Disability Plan (or for non-U.S. employees the equivalent local country plan), your outstanding units will continue to be subject to the same employment restrictions through the vesting period as described above for "Retirement."

Your Obligations	As consideration for the grant of this award, you agree to comply with and be bound by the following:
Non-Solicitation of Employees and Customers:

During your employment with the Firm and for one year following the termination of your employment, or if longer, during all remaining vesting periods if your continue to vest after your employment with the Firm terminates, your will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director of Human Resources of JPMorgan Chase: (i) solicit or encourage any of the Firm's then current employees to leave the Firm or to apply for employment elsewhere; (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual's employment terminated more than six months before the date of hire or because his or her job was eliminated; or (iii) solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm's confidential or proprietary information.

These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm's policies.

Confidential Information:

You may not, either during your employment with the Firm or thereafter, directly or indirectly use or disclose to anyone any confidential information related to the Firm's business, except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. "Confidential information" shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.

Non-Disparagement:

You may not, either during your employment with the Firm or thereafter, make or encourage others to make any statement or release any information that is intended to, or reasonably could be foreseen to, embarrass or criticize the Firm or its employees, directors or shareholders as a group. This shall not preclude you from responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

Compliance with Award Agreement:

You agree that you will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

Remedies

If you violate any of the provisions as set forth above in "Your Obligations", all restricted stock units outstanding to you under your award will be immediately cancelled.

In addition, if you received shares under this award within the one year prior to the violation of these obligations, you will be required to pay the Firm liquidated damages by returning to the Firm either (i) a cash amount equal to the Fair Market Value (determined as of the vesting date) of the net number of shares distributed, or (ii) the net number of shares of Common Stock that were distributed pursuant to the award.

You agree that this payment will be liquidated damages and is not to be construed in any manner as a penalty. You acknowledge that a violation or attempted violation of these obligations will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such terms; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity. In any action or proceeding by the Firm to enforce the terms and conditions of this Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorneys' fees and expenses incurred in such action or proceeding.

Withholding Taxes

The Firm will retain from each distribution the number of shares of Common Stock required to satisfy tax withholding obligations.

For U.S. tax purposes, dividend equivalents are treated as wages and subject to tax withholding when paid.

Administrative Provisions

Restricted stock units do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the restricted stock units have vested, and shares will be issued in accordance with JPMorgan Chase's procedures for issuing stock. JPMorgan Chase's obligation hereunder is unfunded.

The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.

In the event that you are an officer who is subject to Section 162(m) of the Code on the date that shares would otherwise be distributed hereunder, the Firm, in its sole discretion, may defer payment of the value of such unless the award was initially made under a Section 162(m) plan.

Nothing contained in the Award Agreement constitutes a contract of continued employment. Employment is at will and may be terminated by either you or JPMorgan Chase for any reason at any time.

The Award Agreement, the Plan and Prospectus supercede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award. This Award Agreement may not be amended except in writing signed by the Director Human Resources of JPMorgan Chase.

If any portion of the above provisions is found to be unenforceable, any court of competent jurisdiction may reform the restrictions as to time, geographical area or scope to the extent required to make the provision enforceable under applicable law.

JPMorgan Chase's failure to enforce any provision of the Award Agreement or similar awards and agreements, either with respect to you or other former or current employees, will not constitute a waiver of its right to enforce the Award Agreement with respect to any prior or subsequent breach of the Award Agreement, including the right to pursue any and all available remedies for the breach.

To the extent not preempted by federal law, the laws of the state of New York (without reference to conflict of law principles) will apply to this award and the Plan.

The Director of Human Resources has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment and application of the employment restrictions; (iii) decide all claims arising with respect to this Award; and (iv) delegate such authority as he deems appropriate. Any determination by the Director Human Resources shall be binding on all parties.

The Board of Directors of JPMorgan Chase and the Compensation and Management Development Committee reserve the right to amend this Award Agreement at any time and for any reason before a change in control of JPMorgan Chase, as such term is defined by the Board from time to time. After a change in control of JPMorgan Chase, this Award Agreement may not be amended in any way that is adverse to your interests without your prior written consent.

Definitions

Cause means (i) breach of any rule or regulation of any regulatory authority having jurisdiction over the Firm; (ii) indictment or conviction of a felony or for any fraudulent act, embezzlement, theft or a crime of moral turpitude; (iii) failure to perform you duties or abide by the work ethic of the Firm or to follow reasonable directives of your manager within the scope of your duties; (iv) a violation of the JPMorgan Chase Code of Conduct or human resources policies; (v) any act or failure to act that is injurious to the Firm, monetarily or otherwise, in each case as determined in the sole discretion of the Director Human Resources or his delegate.

Competitor means a business enterprise that engages in any activity or owns or controls a significant interest in any entity that engages in any activity that, in either case, competes with any activity in which the Firm is engaged in any place in the world. The determination of whether you are working for a Competitor is in the Firm's sole discretion.

Cumulative Service has the meaning set forth in the JPMorgan Chase Retirement Plan.